UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 16 2003


                        SYMBOLLON PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                      0-22872                       36-3463683
-----------------             --------------               -------------------
(State or other                (Commission                  (I.R.S. Employer
  jurisdiction                 File Number)                Identification No.)
of incorporation)

       37 Loring Drive, Framingham, Massachusetts            01702
       ------------------------------------------          ---------
       (Address of principal executive offices)           (Zip Code)



                                 (508) 620-7676
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountants

                  BDO Seidman, LLP was our independent certifying accountant for the fiscal years ended December 31, 2002 and December 31, 2001. On December 16, 2003 they were dismissed by us and we subsequently engaged Vitale, Caturano & Company P.C., 80 City Square, Boston, MA 02129-3742, as our certifying accountant for the fiscal year ended December 31, 2003. The dismissal of BDO Seidman, LLP and appointment of Vitale, Caturano & Company P.C. was recommended by our Audit Committee and approved by our Board of Directors.

                  The reports of BDO Seidman, LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2002, and in the subsequent interim period, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the matter in their report. The Company has requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 16, 2003 is filed as Exhibit 1 to this Form 8-K.

                  During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with Vitale, Caturano & Company P.C. with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.



Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         Exhibit 1      Letter from BDO Seidman, LLP dated December 16, 2003.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2003


                               SYMBOLLON PHARMACEUTICALS, INC.



                               By:   /s/ Paul C. Desjourdy
                                    ---------------------------------
                                    Paul C. Desjourdy
                                    President, Chief Operating Officer
                                    and Chief Financial Officer

                                INDEX TO EXHIBITS


  Exhibit No.       Description                                        Page No.
  -----------       -----------                                        --------

      1             Letter from BDO Seidman, LLP dated
                    December 16, 2003.